UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 24, 2012

KAYDON CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	1-11333	13-3186040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kaydon Corporation (“Kaydon”) is announcing that Debra K. Crane, Kaydon’s Vice President, General Counsel and Secretary, has notifed Kaydon and its Board of Directors that she intends to retire during the first half of 2013. Ms. Crane will continue in her current position with the Company through her retirement to continue to oversee Kaydon’s legal needs, to assist in the search for her replacement and to allow for an effective transition to her successor.  The Company has initiated a search to identify a General Counsel to replace Ms. Crane.  Ms. Crane’s final retirement date will depend on the date a successor is identified and the transition period required once that successor is fully engaged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYDON CORPORATION

Date: October 29, 2012	By:	/s/ James O’Leary
James O’Leary
President and Chief Executive Officer